Exhibit 10.2
FIRST AMENDMENT TO
SENIOR SUBORDINATED CONVERTIBLE NOTE
     FIRST AMENDMENT, effective as of February 19, 2008 (this “First Amendment to Note”), to the Senior Subordinated Convertible Note dated as of February 18, 2003 issued by Environmental Tectonics Corporation, a Pennsylvania corporation (the “Company”), to H.F. Lenfest (the “Lender”), in the original principal amount of $10,000,000 (the “Note”).
     WHEREAS, the Company and the Lender are parties to a Convertible Note and Warrant Purchase Agreement, dated as of February 18, 2003 (as may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Agreement”), pursuant to which the Lender made the Loan to the Company, as evidenced by the Note, under the terms and conditions thereof. Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings given to them in the Note.
     WHEREAS, the Company and the Lender are entering into that certain Amendment No. 1 to the Convertible Note and Warrant Purchase Agreement as of the date hereof pursuant to which the Lender has agreed, among other things, to extend the Maturity Date of the Loan as set forth herein.
     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
Extension of Maturity Date. For purposes of the Note, the term “Maturity Date” is hereby amended to mean March 1, 2010.
Outstanding Indebtedness. The Company hereby unconditionally acknowledges that, as of the date hereof, the outstanding principal balance of the Note is $10,000,000. The Company acknowledges and agrees that the foregoing balance, together with interest thereon at the rates set forth in the Note is owing to the Lender without claim, counterclaim, recoupment, defense or setoff of any kind. This Amendment does not evidence the repayment of the Note.
Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original and together shall constitute one and the same documents.
Effectiveness of Note. Except as expressly amended hereby, all provisions of the Note shall remain in full force and effect. This First Amendment to Note shall be affixed to the Note.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the undersigned have executed and delivered this First Amendment to Note the day and year first above written.

COMPANY: ENVIRONMENTAL TECTONICS CORPORATION
By:
Name:
Title:

LENDER:

H.F. Lenfest